Riviera Holdings Corporation
                        2901 Las Vegas Boulevard South
                              Las Vegas, NV 89109
                      Investor Relations: (800) 362-1460
                              TRADED: AMEX - RIV
                              www.theriviera.com








FOR FURTHER INFORMATION:
AT THE COMPANY:                              INVESTOR RELATIONS CONTACT:
Mark Lefever, Treasurer and CFO              Betsy Truax, Skorpus Consulting
(702) 794-9527 Voice                         (208) 241-3704 Voice
(702) 794-9442 Fax                           (208) 232-5317 Fax
Email:  mlefever@theriviera.com              Email:   betsytruax_hartman@msn.com

FOR IMMEDIATE RELEASE:


      RIVIERA HOLDINGS' FOURTH QUARTER 2007 CONFERENCE CALL SET FOR MARCH 7

LAS VEGAS, NV - February 11, 2008 - In conjunction with the release of Riviera Holdings Corporation's (AMEX: RIV) fourth quarter financial results, the Company will hold a conference call on Friday, March 7, 2008 at 2 p.m. EST.

What:      Riviera Holdings Fourth Quarter 2007 Financial Results

When:      Friday, March 7, 2008, 2 p.m. EDT/ 11 a.m. PDT

Where:     http://www.videonewswire.com/event.asp?id=45984 or www.theriviera.com
           -----------------------------------------------

How: Live and rebroadcast over the Internet - simply log onto the web at one of the above addresses or dial the toll-free number below

Live call via telephone:   800-268-8047

Replay information:      888-203-1112, code 2829744

Contact information:     Betsy Truax 208-241-3704 or betsytruax_hartman@msn.com

About Riviera Holdings:
Riviera Holdings Corporation owns and operates the Riviera Hotel and Casino on the Las Vegas Strip and the Riviera Black Hawk Casino in Black Hawk, Colorado. Riviera is traded on the American Stock Exchange under the symbol RIV.


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